Exhibit 10.1

FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT

This FIRST AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of September 17, 2018 (this “Amendment”), is entered into among GOLDMAN SACHS MIDDLE MARKET LENDING CORP., a Delaware corporation (the “Borrower”), the LENDERS party hereto and SUNTRUST BANK, as Administrative Agent (the “Administrative Agent”) and as Collateral Agent (the “Collateral Agent”).

RECITALS

WHEREAS, the Borrower and the Administrative Agent entered into that certain Senior Secured Revolving Credit Agreement dated as of September 11, 2017 (as amended or otherwise modified prior to the Effective Date (as hereinafter defined), the “Existing Credit Agreement”) with the lenders party thereto (the “Lenders”), pursuant to which the Lenders extended certain commitments and made certain loans to the Borrower; and

WHEREAS, the Borrower and the other parties hereto desire to amend the Existing Credit Agreement to make certain changes, as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Existing Credit Agreement, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in (or by reference in) the Existing Credit Agreement as amended hereby.

SECTION 2. Amendments to Existing Credit Agreement. Subject to the occurrence of the Effective Date, the Existing Credit Agreement is hereby amended as follows:

2.1.    Section 2.08(e)(i)(B) of the Existing Credit Agreement is hereby amended by replacing the amount of “$500,000,000” where it appears therein with the amount of “$800,000,000” in its place.

SECTION 3. Conditions Precedent. Section 2 hereof shall become effective on the date (the “Effective Date”) when the Administrative Agent shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.

SECTION 4. Miscellaneous.

4.1.    Representations and Warranties. The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) upon the effectiveness of this Amendment, no Event of Default shall exist and (iii) its representations and warranties as set forth in the Loan Documents, as applicable, are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a previous day, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such previous day).

4.2.    References to Existing Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Existing Credit Agreement, as amended hereby, and each reference to the Existing Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Existing Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended hereby.

4.3.    Effect on Existing Agreements. Except as specifically amended above, the Existing Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.4.    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent under the Existing Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein. The parties hereto hereby agree that this Amendment is a Loan Document.

4.5.    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

4.6.    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

4.7.    Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

4.8.    Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

[SIGNATURES FOLLOW]

2

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GOLDMAN SACHS MIDDLE MARKET LENDING CORP.,
as Borrower

By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Authorized Signatory

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment

SUNTRUST BANK,
as the Administrative Agent, the Collateral Agent and a Lender

By:	/s/ Doug Kennedy
Name: Doug Kennedy
Title: Director

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to First Amendment

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Manisha Kumar
Name: Manisha Kumar
Title: Vice President

Signature Page to First Amendment

STATE STREET BANK AND TRUST COMPANY,
as a Lender

By:	/s/ Pallo Blum-Tucker
Name: Pallo Blum-Tucker
Title: Managing Director

Signature Page to First Amendment

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Cindy Tse
Name: Cindy Tse
Title: Authorized Signatory

Signature Page to First Amendment

HSBC BANK USA, NA,
as a Lender

By:	/s/ Shubhendu Kudaisya
Name: Shubhendu Kudaisya
Title: SVP, Structured Finance Group

Signature Page to First Amendment

CITIBANK, N.A.,
as a Lender

By:	/s/ Erik Andersen
Name: Erik Andersen
Title: Vice President

Signature Page to First Amendment

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,
as a Lender

By:	/s/ Arquelio Semidey
Name: Arquelio Semidey
Title: Director

By:	/s/ Jeffrey Roth
Name: Jeffrey Roth
Title: Executive Director

Signature Page to First Amendment

SIGNATURE BANK,
as a Lender

By:	/s/ Jason A. Birnbaum
Name: Jason A. Birnbaum
Title: Group Director – Senior Vice President

Signature Page to First Amendment

ING CAPITAL LLC,
as a Lender

By:	/s/ Patrick Frisch
Name: Patrick Frisch
Title: Managing Director

By:	/s/ Dominik Breuer
Name: Dominik Breuer
Title: Vice President

Signature Page to First Amendment

BANK OF MONTREAL,
as a Lender

By:	/s/ Christopher L. Clark
Name: Christopher L. Clark
Title: Director

Signature Page to First Amendment